UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

CryoPort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51578	88-0313393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20382 Barents Sea Circle, Lake Forest, California	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 470-2300

 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 1 -Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2008, the Registrant amended Its Original Issue Discount 8% Senior Secured Convertible Debentures (“Debenture”) and Warrants issued thereunder, originally entered into on September 27, 2007 under the Security Purchase Agreement and related Agreements and Warrants, and disclosed in a Form 8-K filed on October 3, 2008.

The Amendment deletes the definition of “Monthly Redemption Date” set forth in Section 1 of each Debenture and replaces it in its entirety with the following:

“Monthly Redemption Date” means the first of each month commencing immediately upon August 1, 2008, and terminating upon the full redemption of this Debenture.”

The Amendment deletes the definition of “Monthly Redemption Amount” set forth in Section 1 of each “Debenture” and replaces it in its entirety with the following:

1.	For Enable Growth Partners LP:

“Monthly Redemption Amount” means, as to a Monthly Redemption, $112,000, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture.”

2.	For Enable Opportunity Partners LP:

“Monthly Redemption Amount” means, as to a Monthly Redemption, $19,794.29, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture.”

3.	For Pierce Diversified Strategy Master Fund LLC:

“Monthly Redemption Amount” means, as to a Monthly Redemption, $2,742.86, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture.”

4.	For BridgePointe Master Fund Ltd.:

“Monthly Redemption Amount” means, as to a Monthly Redemption, $80,672.24, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the Holder in respect of this Debenture.”

All other terms or each of the Debentures remain the same, and the Debentures remain in force and effect.

Further, the Amendment amends the “Exercise Price” of the Warrants issued under the terms of the Securities Purchase Agreement and related Agreements from $0.90, $0.92 and $1.60 to $0.60. The number of shares to be purchased under each of the Warrants shall be adjusted so that the original dollar amounts to be raised by registrant though the exercise of each of the Warrants will remain the same. All other terms of each of the Warrants remain the same, and the Warrants remain in force and effect.

 Item 9.01. Financial Statements and Exhibits.

(a) Financial Statement
None.

(b) Exhibits.

Exhibit Index

10.1.11 Amendment
10.1.11.1 Annex to Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoPort, Inc. (Registrant)

Date: May 7, 2008	By:	/s/ Peter Berry
Peter Berry, Chief Executive Officer, Presid